UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 19, 2024

MURPHY OIL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8590	71-0361522
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9805 Katy Fwy, Suite G-200 Houston, Texas	77024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 675-9000

Not applicable

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 Par Value	MUR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

Senior Notes Offering and Tender Offers

On September 19, 2024, Murphy Oil Corporation (the “Company”) announced (i) the public offering (the “Offering”) of $600.0 million aggregate principal amount of senior notes due 2032 pursuant to an effective shelf registration statement previously filed with the Securities and Exchange Commission (“SEC”), and (ii) the commencement of cash tender offers (the “Tender Offers”) to purchase up to $600.0 million aggregate principal amount of its outstanding 5.875% Senior Notes due 2027, 6.375% Senior Notes due 2028 and 7.050% Senior Notes due 2029 pursuant to the terms and conditions set forth in the offer to purchase dated September 19, 2024.

The Offering is subject to market conditions. The Tender Offers are conditioned upon, among other things, the successful completion (in the sole determination of the Company) of one or more debt financing transactions, such as the Offering, raising aggregate gross proceeds of an amount at least equal to $600.0 million (the “Debt Financing”). No assurances can be given that the Company will complete the Debt Financing. Copies of the press releases relating to the Offering and the Tender Offers are attached as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell or purchase or the solicitation of an offer to sell or purchase the securities described herein. In addition, this Current Report on Form 8-K does not constitute the solicitation of tenders with respect to the securities described herein.

Revolving Credit Facility

In connection with the commencement of the Offering, the Company disclosed that it is presently in discussions with the lenders under its $800 million revolving credit facility to extend the maturity of the facility to 2029 and increase commitments thereunder to up to $1,200 million, subject to certain conditions including, but not limited to, the consummation of the Offering and the Tender Offers. Neither the completion of the Offering nor the completion of the Tender Offers is conditioned upon amending the Company’s revolving credit facility, and there can be no assurance that the Company will extend the maturity or increase the commitments thereunder.

***

The information in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

This Current Report on Form 8-K, including the information furnished pursuant to Item 7.01 and the related Item 9.01 hereto, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified through the inclusion of words such as “aim”, “anticipate”, “believe”, “drive”, “estimate”, “expect”, “expressed confidence”, “forecast”, “future”, “goal”, “guidance”, “intend”, “may”, “objective”, “outlook”, “plan”, “position”, “potential”, “project”, “seek”, “should”, “strategy”, “target”, “will” or variations of such words and other similar expressions. These statements, which express management’s current views concerning future events, results and plans, are subject to inherent risks, uncertainties and assumptions (many of which are beyond our control) and are not guarantees of performance. In particular, statements, express or implied, concerning the Company’s future operating results or activities and returns or the Company’s ability and decisions to replace or increase reserves, increase production, generate returns and rates of return, replace or increase drilling locations, reduce or otherwise control operating costs and expenditures, generate cash flows, pay down or refinance indebtedness, achieve, reach or otherwise meet initiatives, plans, goals, ambitions or targets with respect to emissions, safety matters or other ESG (environmental/social/governance) matters, make capital expenditures or pay and/or increase dividends or make share repurchases and other capital allocation decisions are forward-looking statements. Factors that could cause one or more of these future events, results or plans not to occur as implied by any forward-looking statement, which consequently could cause actual results or activities to differ materially from the expectations expressed or implied by such forward-looking statements, include, but are not limited to: macro conditions in the oil and gas industry, including supply/demand levels, actions taken by major oil exporters and the resulting impacts on commodity prices; geopolitical concerns; increased volatility or deterioration in the success rate of our exploration programs or in our ability to maintain production rates and replace reserves; reduced customer demand for our products due to environmental, regulatory, technological or other reasons; adverse foreign exchange movements; political and regulatory instability in the markets where we do business; the impact on our operations or market of health pandemics such as COVID-19 and related government responses; other natural hazards impacting our operations or markets; any other deterioration in our business, markets or prospects; any failure to obtain necessary regulatory approvals; any inability to service or refinance our outstanding debt or to access debt markets at acceptable prices; adverse developments in the U.S. or global capital markets, credit markets, banking system or economies in general, including inflation; and our ability to consummate the Tender Offers or the Debt Financing on the anticipated terms, if at all. For further discussion of factors that could cause one or more of these future events or results not to occur as implied by any forward-looking statement, see “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K that we file, available from the SEC’s website. We undertake no duty to publicly update or revise any forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release issued by Murphy Oil Corporation, dated September 19, 2024, announcing the Offering.

99.2	Press release issued by Murphy Oil Corporation, dated September 19, 2024, announcing the Tender Offers.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2024	MURPHY OIL CORPORATION

	By:	/s/ Paul D. Vaughan
Name: Paul D. Vaughan
Title: Vice President and Controller